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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  MAY 5, 2004
                                  -----------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              WINSTON HOTELS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       North Carolina                  0-23732                  56-1872141
----------------------------     ------------------         ------------------
(State or Other Jurisdiction    (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                         2626 Glenwood Avenue, Suite 200
                          Raleigh, North Carolina 27612
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (919) 510-6010
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   Exhibits.

               99      Press Release dated May 5, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by Winston Hotels, Inc. (the "Company") pursuant to Item 12 of Form 8-K, insofar as it discloses historical information regarding the Company's results of operations or financial condition for the three months ended March 31, 2004.

On May 5, 2004, the Company issued a press release regarding its earnings for the three months ended March 31, 2004. A copy of this release is being furnished as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


                                      -2-


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           WINSTON HOTELS, INC.



May 5, 2004                                /s/ Joseph V. Green
                                           -------------------------------------
                                           Joseph V. Green
                                           President and Chief Financial Officer


                                      -3-

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                              WINSTON HOTELS, INC.
                                INDEX TO EXHIBITS


Exhibit Number

99     Press Release dated May 5, 2004.